SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                 March 31, 1997
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               (Date of Report) (Date of earliest event reported)



                       THE ST. LAWRENCE SEAWAY CORPORATION
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             (Exact name of registrant as specified in its charter)


                                     INDIANA
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                 (State or other jurisdiction of incorporation)


               0-20409                                  35-1038443
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       (Commission File Number)             (I.R.S. Employer Identification No.)


    105 Madison Avenue, New York, NY                            10016
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 (Address of principal executive offices)                     (Zip Code)


                                 (317) 639-5292
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               Registrant's telephone number, including area code


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          (Former name or former address, if changed since last report)









ITEM 5.  OTHER EVENTS

        On March 19, 1997, the Board of Directors of The St. Lawrence Seaway Corporation ("St. Lawrence") declared a dividend distribution (the "Distribution") of 514,191 shares of Common Stock, $.01 par value (the "Shares") of Paragon Acquisition Company, Inc. ("Paragon"), and 514,191 non-transferable rights (the "Subscription Rights") to purchase two (2) additional Shares of Paragon. Paragon is a newly-formed corporation which is seeking to acquire or merge with an operating business, and thereafter operate as a publicly-traded company. St. Lawrence purchased the Paragon Shares on March 6, 1997, for $5,141, or $.01 per Share, and is distributing one Paragon Share and one Subscription Right for each Share of St. Lawrence Common Stock owned or subject to exercisable options and warrants as of March 21, 1997 (the "Record Date"). Neither St. Lawrence nor Paragon will receive any cash or other proceeds from the Distribution, and St. Lawrence stockholders will not make any payment for the Shares and Subscription Rights. The Distribution to St. Lawrence stockholders is being made by St. Lawrence for the purpose of providing St. Lawrence stockholders with an equity interest in Paragon without such stockholders being required to contribute any cash or other capital in exchange for such equity interest.

        On March 21, 1997, the Securities and Exchange Commission declared effective a Registration Statement on Form S-1 filed by Paragon, registering the Distribution of Shares and Subscription Rights to St. Lawrence stockholders. The cost of organizing Paragon and registering the Distribution have been borne by the founders of Paragon.

        Paragon is an independent publicly-owned corporation. However, because Paragon does not yet have a specific operating business, the Distribution of the Shares is being conducted in accordance with Rule 419 promulgated under the Securities Act of 1933, as amended (the "Securities Act"). As a result, the Shares, Subscription Rights, and any Shares issuable upon exercise of Subscription Rights, are being held in escrow and are non-transferable by the holder thereof until after the completion of a business combination with an operating company. The Subscription Rights will become exercisable at a price to be determined by Paragon's Board of Directors (not to exceed $2.00 per Subscription Right) once a business combination is identified and described in a post-effective amendment to Paragon's Registration Statement. While held in escrow, the Shares may not be traded or transferred, and the net proceeds from the exercise of Subscription Rights will remain in escrow subject to release upon consummation of a business combination. There is no current public trading market for the Shares and none is expected to develop, if at all, until after the consummation of a business combination and the release of Shares from escrow.



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                                    SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    The St. Lawrence Seaway Corporation


                                    By: /s/Daniel L. Nir
                                        -------------------------------
                                        Daniel L. Nir, President



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